UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2007

New Brunswick Scientific Co., Inc.
(Exact name of registrant as specified in its charter)

New Jersey	0-6994	22-1630072
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 4005 44 Talmadge Road Edison, New Jersey	08818-4005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 287-1200

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

On September 20, 2007, New Brunswick Scientific Co., Inc. issued a press release entitled “New Brunswick Scientific Announces Voting Result of Special Meeting of Shareholders,” a copy of which is furnished with this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01                      Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of the Exhibit
99.1	Press release dated September 20, 2007, entitled “New Brunswick Scientific Announces Voting Result of Special Meeting of Shareholders”

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Brunswick Scientific Co., Inc.

Date: September 20, 2007	By:	/s/ Thomas Bocchino
Thomas Bocchino
Vice President, Finance and
Chief Financial Officer